                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 1997
                                                         ------------




                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)




         DELAWARE                33-72806, 33-94784            33-0592719
         --------                ------------------            ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
    OF INCORPORATION)                 NUMBERS)              IDENTIFICATION NO.)




                               6555 KATELLA AVENUE
                               CYPRESS, CA  90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                  Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the May 15, 1997 Distribution Date for the Collection Period ending April 30, 1997.
A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit
5.1.

                                       2

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                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)


 Dated:  May 15, 1997                        By:  HIROSHI TANAKA
                                                  -------------------------
                                             Name: Hiroshi Tanaka
                                             Title:   Secretary and Treasurer



                                      3

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                                INDEX TO EXHIBITS


         EXHIBIT                                                METHOD OF
         NUMBER              EXHIBIT                              FILING
         -------             -------                            ---------

           5.1             Monthly Servicer's                Filed Herewith
                           Certificate with respect to
                           the May 15, 1997
                           Distribution Date for the
                           Collection Period ending
                           April 30, 1997.


                                     4